UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 22, 2003

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-24484



                                 MPS Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Florida                                     59-3116655
  ---------------------------------                -----------------------
      (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


                1 Independent Drive, Jacksonville, Florida 32202
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                    (Address of principal executive offices)
                                   (Zip Code)


                                 (904) 360-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Information and Exhibits

     (c) Exhibits.

     Exhibit 99.1  Registrant's press release dated July 22, 2003.



Item 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition)

     The information contained in this Item 9 of the Current Report is being furnished pursuant to 'Item 12. Results of Operations and Financial Condition' of Form 8-K in accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.

     The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed 'filed' for the purposes of
     Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

     On July 22, 2003, MPS Group, Inc. released a press release announcing financial results for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MPS Group, Inc.

Date:  July 22, 2003



                                               /s/ Robert P. Crouch
                                               ---------------------------------
                                               Robert P. Crouch
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer